SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 17, 1997
                                            --------------------------------


                        CIT Home Equity Loan Trust 1997-1
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    New York
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  000-22959                     13-3960888
    ------------------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)

                    c/o The CIT Group/Consumer Finance, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (201) 740-5000
                                              ------------------------------

                                       N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------
            On November 17, 1997, The Bank of New York (a New York Banking Corporation), as Trustee, made the monthly distribution to the holders of CIT Home Equity Loan Trust 1997-1, Class A-1 5.93% Home Equity Loan Asset Backed Certificates, Class A-2 6.17% Home Equity Loan Asset Backed Certificates, Class A-3 6.25% Home Equity Loan Asset Backed Certificates, Class A-4 6.37% Home Equity Loan Asset Backed Certificates, Class A-5 6.55% Home Equity Loan Asset Backed Certificates, Class A-6 6.67% Home Equity Loan Asset Backed Certificates, Class A-7 6.95% Home Equity Loan Asset Backed Certificates, Class A-8 6.65% Home Equity Loan Asset Backed Certificates, Class A-9 Home Equity Loan Asset Backed Certificates, Class M-1 6.85% Home Equity Loan Asset Backed Certificates, Class M-2 7.10% Home Equity Loan Asset Backed Certificates, Class B-1 7.45% Home Equity Loan Asset Backed Certificates, and Class B-2 8.78% Home Equity Loan Asset Backed Certificates.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------
            (c)   Exhibits.

                  The  following  are  filed   herewith.   The  exhibit  numbers
correspond with Item 601(b) of Regulation S-K.

      Exhibit No.       Description                         Page
      ----------        -----------                         ----
      28                Monthly Report delivered by           3
                        the Trustee to Certificateholders
                        in connection with distributions
                        on November 17, 1997

SIGNATURES
----------
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE CIT GROUP/CONSUMER
                                       FINANCE, INC., as master servicer



                                        By: ______________________
                                        Name:  Frank Garcia
                                        Title: Vice President
Dated:  November    , 1997

                      THE CIT GROUP/CONSUMER FINANCE, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a Vice President of The CIT Group/Consumer Finance, Inc., a corporation organized under the laws of Delaware ("CITCF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITCF pursuant to Section 6.02 of the Pooling and Servicing Agreement, dated as of July 1, 1997 (the "Agreement"), among CITCF, The CIT Group Securitization Corporation III and The Bank Of New York, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The Monthly  Report for the period from October 1, 1997 to October 31, 1997
                                             -----------------------------------
     attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS  WHEREOF,  he has affixed  hereunto  his  signature  this 12th day of
                                                                     -----------
November 1997.
-------------

                                  THE CIT GROUP/CONSUMER FINANCE, INC.


                                   BY /s/ Frank Garcia
                                      -------------------------
                                      Frank Garcia
                                      Vice President

                        CIT Home Equity Loan Trust 1997-1
            Home Equity Loan Asset Backed Certificates, Series 1997-1
                          Master Servicer's Certificate

                                              Due Period         10/31/97
                                              Determination Date 11/12/97
                                              Distribution Date  11/17/97


I    Available in Certificate Account

  Principal collected on Mortgage Loans                           10,357,829.52
  Interest collected on Mortgage  Loans                            4,391,452.17
  All  Liquidation  Proceeds  with  respect to Principal                   0.00
  All  Liquidation  Proceeds  with  respect to Interest                    0.00
  Recoveries on previously  Liquidated  Mortgages                          0.00
  Principal portion of Purchase Price on Repurchased Mortgage Loans        0.00
  Interest portion of Purchase Price on Repurchased Mortgage Loans         0.00
  Master Servicer  Monthly Advances (net of Compensating Interest)   500,336.72
  Reimbursement of prior months Servicer Advances                   (328,774.07)
  Compensating  Interest                                               2,391.58
  Investment Earnings on Certificate Account                               0.00

          Total available in the Certificate Account              14,923,235.92


II   Distributions                        Per $ 1,000                Amount
                                        ---------------          --------------

1.   Aggregate Class A-1 Distribution     118.81275165            10,693,147.65

2.   Aggregate Class A-2 Distribution      5.14166667                185,100.00

3.   Aggregate Class A-3 Distribution      5.20833333                317,708.33

4.   Aggregate Class A-4 Distribution      5.30833333                212,333.33

5.   Aggregate Class A-5 Distribution      5.45833333                 81,875.00

6.   Aggregate Class A-6 Distribution      5.55833333                 83,375.00

7.   Aggregate Class A-7 Distribution      5.79166667                191,125.00

8.   Aggregate Class A-8 Distribution      5.54166667                166,250.00

9.   Aggregate Class A-9 Distribution     25.01455505              2,251,309.95

10.  Aggregate Class M-1 Distribution      5.70833333                171,250.00

11.  Aggregate Class M-2 Distribution      5.91666667                192,291.67

12.  Aggregate Class B-1 Distribution      6.20833333                139,687.50

13.  Aggregate Class B-2 Distribution      7.31666667                 36,583.33

14.  Aggregate Master Servicer Distribution                          201,199.15

15.  Aggregate Class R Distribution                                        0.00

                Total Distributions =                             14,923,235.92

III  Certificate Class Balances              Factor %                 Amount
                                        ---------------          --------------

     Opening Class A Certificate Balances
     as reported in prior
     Monthly Master Servicer Report
           (a)  Class A-1                 78.06399949%            70,257,599.54
           (b)  Class A-2                 100.00000000%           36,000,000.00
           (c)  Class A-3                 100.00000000%           61,000,000.00
           (d)  Class A-4                 100.00000000%           40,000,000.00
           (e)  Class A-5                 100.00000000%           15,000,000.00
           (f)  Class A-6                 100.00000000%           15,000,000.00
           (g)  Class A-7                 100.00000000%           33,000,000.00
           (h)  Class A-8                 100.00000000%           30,000,000.00
           (j)  Class A-9                  95.80797012%           86,227,173.11
                                                                 --------------
                                                                 386,484,772.65

     Opening Class M Certificate Balances
     as reported in prior
     Monthly Master Servicer Report:
           (a)  Class M-1                 100.00000000%           30,000,000.00
           (b)  Class M-2                 100.00000000%           32,500,000.00
                                                                 --------------
                                                                  62,500,000.00

     Opening Class B Certificate Balances
     as reported in prior
     Monthly Master Servicer Report
           (a)  Class B-1                  100.00000000%          22,500,000.00
           (b)  Class B-2                  100.00000000%           5,000,000.00
                                                                 --------------
                                                                  27,500,000.00


IV   Principal Distribution Formula

1(a).Fixed Rate Principal Remittance Amount             No.          Amount
                                                       ----      --------------
           (a)  Stated principal collected                           890,921.84
           (b)  Principal Prepayments                   169        7,998,807.99
           (c)  Liquidation Proceeds                                       0.00
           (d)  Repurchased Mortgage Loans                0                0.00

1(b).Add:  Fixed Rate Group Extra
   Principal Distribution Amount                                   1,456,228.18

1(c).Less:  Fixed Rate Group
   Overcollateralization Release Amount                                    0.00
                                                                 --------------

    Total Fixed Rate Group principal distribution                 10,345,958.01


2(a).Variable Rate Principal Remittance Amount
           (a)  Stated principal collecte                            128,972.26
           (b)  Principal Prepayments                     16       1,339,127.43
           (c)  Liquidation Proceeds                                       0.00
           (d)  Repurchased Contracts                      0               0.00

2(b).Add:  Adjustable Rate Group Extra
  Principal Distribution Amount                                      323,583.50

2(c).Less:  Adjustable Rate Group
  Overcollateralization Release Amount                                     0.00
                                                                 --------------

   Total Variable Rate Group principal distribution                1,791,683.19


3(a).Class A Principal Distribution Amount
                                          Per $ 1,000
                                        ---------------
        1.  Class A-1                     114.95508901            10,345,958.01
        2.  Class A-2                       0.00000000                     0.00
        3.  Class A-3                       0.00000000                     0.00
        4.  Class A-4                       0.00000000                     0.00
        5.  Class A-5                       0.00000000                     0.00
        6.  Class A-6                       0.00000000                     0.00
        7.  Class A-7                       0.00000000                     0.00
        9.  Class A-8
          (a)  Class A-8 Lockout Percentage               0.00%
          (b)  Class A-8 Lockout Distribution
                Amount                      0.00000000                     0.00
       10.  Class A-9                      19.90759104             1,791,683.19

3(b).Class M Principal Distribution Amount
                1.  Class M-1               0.00000000                     0.00
                2.  Class M-2               0.00000000                     0.00

3(c).Class B Principal Distribution Amount
                1.  Class B-1               0.00000000                     0.00
                2.  Class B-2               0.00000000                     0.00

                                            Factor %                 Amount
                                        ---------------          --------------
     Ending Class A Certificate  Balances
      after distributions of principal in
      this Monthly Master Servicer Report:
               (a)  Class A-1             66.56849059%            59,911,641.53
               (b)  Class A-2            100.00000000%            36,000,000.00
               (c)  Class A-3            100.00000000%            61,000,000.00
               (d)  Class A-4            100.00000000%            40,000,000.00
               (e)  Class A-5            100.00000000%            15,000,000.00
               (f)  Class A-6            100.00000000%            15,000,000.00
               (g)  Class A-7            100.00000000%            33,000,000.00
               (h)  Class A-8            100.00000000%            30,000,000.00
               (i)  Class A-9             93.81721102%            84,435,489.92
                                                                 --------------
                                                                 374,347,131.44

     Ending Class M Certificate  Balances
      after distributions of principal in
      this Monthly Master Servicer Report:
               (a)  Class M-1             100.00000000%           30,000,000.00
               (b)  Class M-2             100.00000000%           32,500,000.00
                                                                 --------------
                                                                  62,500,000.00

     Ending Class B Certificate  Balances
      after distributions of principal in
      this Monthly Master Servicer Report:
               (a)  Class B-1             100.00000000%           22,500,000.00
               (b)  Class B-2             100.00000000%            5,000,000.00
                                                                 --------------
                                                                  27,500,000.00


V    Interest Distribution Formula

     Fixed Rate Group

               (a)  Fixed Rate Group
                 Available Funds Cap Rate       9.9360%

               (b)  Fixed Rate Group applicable
                 Pass-Through Rate
                          1.     Class A-1      5.9300%
                          2.     Class A-2      6.1700%
                          3.     Class A-3      6.2500%
                          4.     Class A-4      6.3700%
                          5.     Class A-5      6.5500%
                          6.     Class A-6      6.6700%
                          7.     Class A-7      6.9500%
                          8.     Class A-8      6.6500%
                          9.     Class M-1      6.8500%
                         10.     Class M-2      7.1000%
                         11.     Class B-1      7.4500%
                         12.     Class B-2      8.7800%


     Variable Rate Group

                (a)  Adjustable Rate Group
                 Available Funds Cap Rate       30.6590%

                (b)  LIBOR Rate                  5.6250%

                (c)  Maximum Variable Rate      20.0000%

                (d)  Variable Rate Group
                 (Class A-9) applicable Pass
                 Through Rate                    5.8150%

     INTEREST REMITTANCE AMOUNT
    1.  Interest collected on
     Mortgage Loans                         4,391,452.17
    2.  Interest advanced on
     Mortgage Loans                           171,562.65
    3.  Compensating Interest on
     Mortgage Loans                             2,391.58
    4.  Substitution Adjustment interest            0.00
    5.  Purchase Price interest on
     repurchased accounts                           0.00
    6.  Liquidation Proceeds interest portion       0.00

     TOTAL INTEREST REMITTANCE AMOUNT                              4,565,406.40



     Current Interest Requirement

     Fixed Rate Group

              1.     Class A-1 @ applicable Pass-Through             347,189.64
              2.     Class A-2 @ applicable Pass-Through Rate        185,100.00
              3.     Class A-3 @ applicable Pass-Through Rate        317,708.33
              4.     Class A-4 @ applicable Pass-Through Rate        212,333.33
              5.     Class A-5 @ applicable Pass-Through Rate         81,875.00
              6.     Class A-6 @ applicable Pass-Through Rate         83,375.00
              7.     Class A-7 @ applicable Pass-Through Rate        191,125.00
              8.     Class A-8 @ applicable Pass-Through Rate        166,250.00
              9.     Class M-1 @ applicable Pass-Through Rate        171,250.00
             10.     Class M-2 @ applicable Pass-Through Rate        192,291.67
             11.     Class B-1 @ applicable Pass-Through Rate        139,687.50
             12.     Class B-2 @ applicable Pass-Through Rate         36,583.33


     Fixed Rate Group Interest Carry Forward Amount

             1.      Class A-1                       0.00
             2.      Class A-2                       0.00
             3.      Class A-3                       0.00
             4.      Class A-4                       0.00
             5.      Class A-5                       0.00
             6.      Class A-6                       0.00
             7.      Class A-7                       0.00
             8.      Class A-8                       0.00
             9.      Class M-1                       0.00
            10.      Class M-2                       0.00
            11.      Class B-1                       0.00
            12.      Class B-2                       0.00


     Fixed Rate Group Interest
      Distribution Amount
                                              Per $ 1,000
                                           ---------------
              1.     Class A-1               3.85766264              347,189.64
              2.     Class A-2               5.14166667              185,100.00
              3.     Class A-3               5.20833333              317,708.33
              4.     Class A-4               5.30833333              212,333.33
              5.     Class A-5               5.45833333               81,875.00
              6.     Class A-6               5.55833333               83,375.00
              7.     Class A-7               5.79166667              191,125.00
              8.     Class A-8               5.54166667              166,250.00
              9.     Class M-1               5.70833333              171,250.00
             10.     Class M-2               5.91666667              192,291.67
             11.     Class B-1               6.20833333              139,687.50
             12.     Class B-2               7.31666667               36,583.33
                                                                  --------------
                                                                   2,124,768.80

     Variable Rate Group

              1.     Class A-9   @ applicable rate                   459,626.76

     Variable Rate Group Interest
      Carry Forward Amount

              1.     Class A-9                           0.00

     Variable Rate Group Interest
      Distribution Amount
                                              Per $ 1,000
                                            ---------------
               1.     Class A-9               5.10696401             459,626.76

VI   Monthly Excess Cashflow

             (a)  Monthly Excess Interest Amount                   1,981,010.83
             (b)  Overcollateralization Release Amount                     0.00
                                                                 --------------

                        Total Monthly Excess Cashflow Amount       1,981,010.83


VII  Credit Enhancement Information

             (a)  Senior Enhancement Percentage      20.78%

             (b)  Specified Senior Enhancement
               Percent                               40.70%

             (c)  Overcollateralization Amount:

            1.    Opening Overcollateralization Amount             6,393,187.15
            2.    Ending Overcollateralization Amount              8,172,998.84
            3.    Targeted Overcollateralization Amount           11,750,000.00
            4.    Overcollateralization Deficiency Amount          5,356,812.85
            5.    Overcollateralization Release Amount                     0.00



VIII Trigger Information

          1.  (a)  Delinquency Trigger percentage           2.08%
              (b)  Delinquency Trigger in effect ?            NO

          2.  (a)  Cummulative Realized Loss Trigger
                Event in effect?                              NO
              (b)  Cummulative  Realized  Loss
                Termination  Event in effect?                 NO




IX   Pool Information                                   No.          Amount
                                                      ----      --------------

         (a)  Closing Mortgage Loan Principal Balance:
                1.   Fixed Rate Group                 8080       386,612,322.90
                2.  Variable Rate Group                995        85,907,807.38

         (b)  Weighted Average Mortgage Rate:
                1.   Fixed Rate Group                                    10.923%
                2.  Variable Rate Group                                   9.550%

         (c)  Weighted Average Remaining Maturity:
                1.   Fixed Rate Group                                    233.49
                2.  Variable Rate Group                                  341.47

         (d)  Weighted Average Original Maturity:
                1.   Fixed Rate Group                                    240.24
                2.  Variable Rate Group                                  347.01


X    Delinquency Information                          No.   %      Amount
                                                    ---------------------------
     A.  Fixed Rate Group:
            (a)  Delinquent Contracts:
                    1.    31 - 59 Day Accounts      257   3.25%   12,564,069.13
                    2.    60 - 89 Day Accounts       75   1.10%    4,268,395.01
                    3.    90 - 119 Day Accounts      40   0.51%    1,983,917.00
                    4.    120 +  Day Accounts        24   0.38%    1,451,644.70

            (b)  Mortgage Loans - In Foreclosure      5   0.06%      244,414.40
            (c)  REO Property Accounts                0   0.00%            0.00

     B.  Variable Rate Group:
           (a)  Delinquent Contracts:
                    1.    31 - 59 Day Accounts       46   3.73%    3,201,049.50
                    2.    60 - 89 Day Accounts       15   1.10%      946,938.66
                    3.    90 - 119 Day Accounts      10   1.16%      999,237.74
                    4.    120 +  Day Accounts         3   0.18%      155,124.87

           (b)  Mortgage Loans - In Foreclosure       2   0.24%      208,773.21
           (c)  REO Property Accounts                 0   0.00%            0.00

     C.  Total For All Groups:
           (a)  Delinquent Contracts:
                    1.    31 - 59 Day Accounts      303   3.34%   15,765,118.63
                    2.    60 - 89 Day Accounts       90   1.10%    5,215,333.67
                    3.    90 - 119 Day Accounts      50   0.63%    2,983,154.74
                    4.    120 +  Day Accounts        27   0.34%    1,606,769.57

           (b)  Mortgage Loans - In Foreclosure       7   0.10%      453,187.61
           (c)  REO Property Accounts                 0   0.00%            0.00



XI   Realized Losses                                  No.          Amount
                                                     ----      --------------

    1.   (a)  Gross Realized Losses during the period  0                   0.00

         (b)  Net Realized Losses during the period                        0.00

         (c)  Cummulative Gross Realized Losses        0                   0.00

         (d)  Cummulative Net Realized Losses                              0.00

         (e)  Applied Realized Loss Amount                                 0.00


    2.   (a)  Class M-1 Realized Loss Amortization Amount                  0.00

         (b)  Class M-1 Unpaid Realized Loss Amount                        0.00


    3.   (a)  Class M-2 Realized Loss Amortization Amount                  0.00

         (b)  Class M-2 Unpaid Realized Loss Amount                        0.00


    4.   (a)  Class B-1 Realized Loss Amortization Amount                  0.00

         (b)  Class B-1 Unpaid Realized Loss Amount                        0.00


    5.   (a)  Class B-2 Realized Loss Amortization Amount                  0.00

         (b)  Class B-2 Unpaid Realized Loss Amount                        0.00



XII  Miscellaneous Information

     1.   (a)  Monthly Master Servicer Fee                           201,199.15

          (b)  Amount of prior unpaid Master Servicing
            Fees paid with this distribution                               0.00

          (c)  Total Master Servicing Fees paid with
            this distribution                                        201,199.15

          (d)  Amount of unpaid Master Servicing Fees
            as of this distribution                                        0.00

     2.   (a)  Opening Master Servicer Advance Balance             1,434,643.48

          (b)  Current Advance (exclusive of Compensating
            Interest)                                                500,336.72

          (c)  Reimbursement of prior Master Servicer
            Advances                                                (328,774.07)
                                                                 --------------

          (d)  Ending Master Servicer Advance Balance              1,606,206.13



     3.   Current period Compensating Interest                         2,391.58



     4.   (a)  Stepdown Date in effect ?                                     NO